                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21485

                    Cohen & Steers Select Utility Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Select Utility Fund for the quarter and six months ended June 30, 2005. The net asset value at that date was $24.66 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $21.43 per share. During the quarter, the fund delivered the following total returns (including income) compared to its relevant benchmarks:

                                              TOTAL RETURN, PERIOD ENDED 6/30/05
                                           -----------------------------------------
                                             MARKET PRICE(a)      NET ASSET VALUE(a)
                                           -------------------   -------------------
                                                       YEAR                  YEAR
                                           QUARTER    TO DATE    QUARTER    TO DATE
                                           -------    -------    -------    -------
Cohen & Steers Select Utility Fund.......   13.4%       11.1%     11.9%        13.3%
S&P 1500 Utilities Index(b)..............    9.4%       14.6%      9.4%        14.6%
Merrill Lynch Fixed Rate Preferred
  Index(c)...............................    2.6%        0.1%      2.6%         0.1%
S&P 500 Index............................    1.4%       -0.8%      1.4%        -0.8%

    The asset mix of the fund at quarter-end consisted of 81.4% utility common stocks, 18.3% preferred stocks, and other fixed income investments (including 3.2% in fixed income securities issued by utility companies), and 0.3% cash. The preferred allocation is designed to provide diversification benefits and help increase the income potential of the fund.(d)

    During the quarter, three monthly distributions of $0.10 per share were paid to shareholders, representing an increase of $0.015 per share, or 17.6% over the prior monthly rate. In addition, the fund's board of directors declared three monthly distributions of $0.10 per share, payable in July, August, and September. In connection with this increase, the board of directors announced the adoption of a level rate distribution policy. The new distribution rate reflects both the increased investment income that the fund's investment manager believes the fund will earn and the decision of the board of directors to augment investment income with the fund's capital, which has increased significantly since the fund's initial public offering.(e)

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(c) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.
(d) Diversification does not assure a profit or ensure against a loss in a down market.
(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

INVESTMENT REVIEW

    Utility shares performed well during the quarter, building on the sector's strong returns in 2004. Improved fundamentals, a resurgence of merger and acquisition activity, and a favorable regulatory and commodity price environment contributed to overall performance, in our view. We believe that utilities also continued to benefit from a strong position relative to the equity and fixed income markets. Strong fundamentals in the utility sector have led to attractive earnings and dividend growth over the past few years. Fearing slower profit growth in many industries as a result of Federal Reserve tightening and a potential economic slowdown, we believe investors continue to favor the higher income potential of utilities relative to other sectors. Additionally, in our view, the reduced taxation of qualified dividend income has attracted investors to utility stocks.

    Many utilities continued to raise dividends during the second quarter. In the U.S., for example, Equitable Resources announced an 11% dividend increase. European utilities RWE, National Grid Transco, E.ON and Scottish and Southern also raised their dividends by 25%, 20%, 18% and 12%, respectively. For the twelve months ended June 30, 2005, 51 domestic electric utilities increased their dividends by an average of 15.3%. Thirty-one companies had no change in their dividends and no companies reduced their dividends.

    2005 has been marked by a surge in consolidation activity among utility companies. Three utility mergers representing $50.8 billion in transaction value have been announced over the past six months: Exelon's $26.9 billion purchase of Public Service Enterprise Group at an attractive 15% premium, Duke Energy's $14.5 billion acquisition of Cinergy at an attractive 13% premium, and Warren Buffett's MidAmerican Energy's $9.4 billion bid for PacifiCorp, a subsidiary of Scottish Power. Scottish Power's share price rose 6% on the day the acquisition was announced and 10% from the day of the announcement to quarter-end. We are pleased to report that the fund owned all of the takeover targets. The recent merger announcements follow four years of minimal consolidation activity as managements worked to rationalize unregulated businesses, strengthen balance sheets, and focus on managing and bolstering core utility franchises.

    A common theme in mergers and acquisitions has been for large, well-capitalized and well-managed utilities to acquire companies facing major operational, regulatory or financial challenges. We believe Exelon's superior operating skills can improve PSEG's troubled nuclear plants; Duke Energy's natural gas-fired power plants in the Midwest and strong balance sheet should help support Cincinnati-based Cinergy's large environmental capital expenditure program; MidAmerican and Berkshire Hathaway's superior balance sheet and cash flow positions should enable significant infrastructure investments at PacifiCorp.

    During the quarter, the fund's best performing sector was the integrated natural gas group, returning 12.6%, due to an attractive commodity price environment. Crude oil hit a high of $60.54 per barrel during the quarter while natural gas prices reached $7.75 per million Btus. (Integrated natural gas utilities own businesses engaged in the exploration, production, gathering and processing of natural gas and crude oil.)

    The fund's best performing investments were Equitable Resources, Edison International, and Scottish Power, with returns of 19.2%, 17.5% and 16.0%, respectively. As a leading natural gas exploration and production company in Appalachia, Equitable benefited from attractive gas prices and the announcement of an accelerated drilling program. Edison International's strong relative performance was driven by expectations for improved earnings at the company's unregulated power subsidiary due to rising wholesale power prices. Scottish Power's

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                                       2

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

stock reacted positively to the announcement of MidAmerican Energy's acquisition of the company's U.S. subsidiary, PacifiCorp.

    The integrated electric sector was the worst performing sector for the quarter, returning 9.5%. Enel was the worst performer in this sector, with a -6.2% total return, due to the weakening European currency and expectations for large equity issuance. Dominion Resources, which returned -0.5%, also detracted from performance following the announcement of a weaker-than-expected earnings outlook for 2006.

    During the quarter, the fund's performance relative to the utility indexes was influenced by our allocation to preferred stocks. The fund's preferred and fixed income positions (18.3% of total fund assets at quarter-end), which are utilized with the objective of enhancing the income potential of the fund, detracted from performance due to the better overall performance of utility stocks. Preferred shares benefited during the quarter from declining interest rates, but detracted from overall performance, up only 3%, compared with utilities, which were up 10%.

INVESTMENT OUTLOOK

    We have a positive outlook for the utility sector due to our expectations for strong operating fundamentals, further industry consolidation, and favorable macro trends. After wholesale power prices collapsed under the weight of an oversupply of power plants, we have witnessed a dramatic turnaround in sector fundamentals as managements on the whole have written down or sold merchant power plants and right-sized their balance sheets through substantial amounts of equity issuance. For our portfolio, we focus on those companies with strong fundamentals that offer the potential for attractive dividend and earnings growth.

    We believe that utilities with low cost nuclear and coal-fired generation will continue to benefit from higher power prices, and therefore we see these types of companies as potentially attractive investment opportunities. In our view, we are near the trough of the commodity price cycle in wholesale power markets, with demand growth gradually consuming excess power plant capacity.

    Furthermore, in retail power markets we think that a constructive regulatory environment could allow many large utilities to receive a timely and potentially attractive return on capital invested in significant infrastructure projects. These initiatives include the installation of emissions reduction equipment for power plants and the construction of new power lines to bolster the transmission grid.

    We view recent utility merger activity as the beginning of a long-term consolidation trend. We believe that regulators will take a constructive stance on mergers given the need to bolster and integrate the fragmented and aging transmission grid. The utility industry is highly fragmented due to the Public Utility Holding Company Act (PUHCA). While it is difficult to forecast this with any certainty, the possible repeal of this legislation, which hinders mergers among noncontiguous utilities, could accelerate the M&A trend. We have long expected consolidation to return to the utility sector considering the large number of utility companies in the U.S. compared with other developed countries or other U.S. industries such as railroads and regional telephone services, where just a handful of players exist. Overall, we believe that the benefits of economies of scale to potentially achieve higher growth in a mature, moderate growth industry should continue to drive consolidation.

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                                       3





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                    COHEN & STEERS SELECT UTILITY FUND, INC.

    On a pre-tax basis, utility dividend yields are consistent with historical standards, at approximately 90% of the 10-year Treasury bond yield. Importantly, however, the attractiveness of the after-tax yields from utilities has increased dramatically since the implementation of the Jobs and Growth Reconciliation Act in 2003, which lowered the tax rate on qualified dividend income to a maximum of 15.0% from a maximum rate of 38.6%. Therefore, on an after-tax basis, utility stocks look attractively valued relative to their historical relationship with Treasury bonds, in our view.

    We believe an overall environment will remain favorable for utilities. Over the long term, we foresee a low return environment in which the potential for utilities to generate attractive yet predictable earnings growth and high current income will be increasingly attractive to investors, especially as an aging population raises demand for relatively lower risk and higher yielding investments. By focusing our portfolio on attractively valued, traditional gas and electric utilities that offer the potential for above average dividend and earnings growth, we believe that Cohen & Steers Select Utility Fund is well positioned to meet its income and capital appreciation objectives.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             Co-chairman                 Co-chairman


             ROBERT S. BECKER            WILLIAM F. SCAPELL
             ROBERT S. BECKER            WILLIAM F. SCAPELL
             Portfolio Manager           Portfolio Manager


--------------------------------------------------------------------------------
             VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.
    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.
--------------------------------------------------------------------------------



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                                       4








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                    COHEN & STEERS SELECT UTILITY FUND, INC.


--------------------------------------------------------------------------------
                             OUR LEVERAGE STRATEGY
                                  (UNAUDITED)

           While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2005, AMPS represented 32% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 55% of our borrowings at an average interest rate of 4.04%, for an average remaining period of
           3.7 years (when we first entered into the swaps, the average term was 4.6 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                              LEVERAGE FACTS(a)

       Leverage (as % of managed assets)..................     32%
       % Fixed Rate.......................................     55%
       % Variable Rate....................................     45%
       Weighted Average Rate on Swaps.....................   4.04%
       Weighted Average Term on Swaps.....................    3.7 years
       Current Rate on AMPS...............................    3.8%


--------------------------------------------------------------------------------



-------------------
(a) Data as of June 30, 2005. Information is subject to change.

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                                       5

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
     SECURITY                                                 VALUE      MANAGED ASSETS
     --------                                              -----------   --------------
 1.  Duke Energy Corp. ..................................  $75,487,443        4.84%
 2.  Exelon Corp. .......................................   73,682,367        4.72
 3.  Ameren Corp. .......................................   68,981,220        4.42
 4.  Southern Co. .......................................   67,693,175        4.34
 5.  PG&E Corp. .........................................   57,023,260        3.65
 6.  Edison International................................   54,864,150        3.52
 7.  Equitable Resources.................................   52,856,400        3.39
 8.  CINergy Corp. ......................................   52,721,766        3.38
 9.  Entergy Corp. ......................................   52,609,243        3.37
10.  Public Service Enterprise Group.....................   49,349,348        3.16

                              PORTFOLIO BREAKDOWN
                           (BASED ON MANAGED ASSETS)
                                  (UNAUDITED)

                                  [PIE CHART]

           Corporate Bond                               2.14%
           Preferred Securities--Capital Trust          4.52%
           Preferred Securities--$25 Par Value         11.65%
           Other Assets in Excess of Liabilities        0.30%
           Common Stock                                81.39%


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                                       6

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
COMMON STOCK                           118.88%
  UTILITIES                            116.34%
    ELECTRIC -- INTEGRATED              92.02%
         Ameren Corp..........................   1,247,400   $   68,981,220       4.59%
         American Electric Power Co...........     384,000       14,158,080       3.80
         CINergy Corp.........................   1,176,300       52,721,766       4.28
         Cleco Corp...........................     246,700        5,321,319       4.17
         DPL..................................     359,700        9,873,765       3.50
         DTE Energy Co........................   1,003,500       46,933,695       4.40
         Dominion Resources...................     434,600       31,895,294       3.65
         Duke Energy Corp.....................   2,539,100       75,487,443       4.17
         E.ON AG (ADR)........................     719,000       21,289,590       3.17
         Edison International.................   1,353,000       54,864,150       2.47
         Enel S.P.A., (ADR)...................     151,100        6,559,251       4.98
         Entergy Corp.........................     696,350       52,609,243       2.86
         Exelon Corp..........................   1,435,464       73,682,367       3.12
         FirstEnergy Corp.....................     478,100       23,001,391       3.43
         FPL Group............................   1,167,000       49,084,020       3.38
         Hawaiian Electric Industries.........     516,700       13,852,727       4.63
         NiSource.............................     339,000        8,383,470       3.72
         PG&E Corp............................   1,519,000       57,023,260       3.20
         PPL Corp.............................     497,000       29,511,860       3.10
         Pacific Gas & Electric Co............      25,600          668,800       6.74
         Pinnacle West Capital Corp...........     812,600       36,120,070       4.27
         Progress Energy......................     423,750       19,170,450       5.22
         Public Service Enterprise Group......     811,400       49,349,348       3.68
         Puget Energy.........................     166,000        3,881,080       4.28
         SCANA Corp...........................     303,500       12,962,485       3.65
         Scottish Power PLC (ADR).............     342,000       12,175,200       3.60
         Southern Co.(b)......................   1,952,500       67,693,175       4.30
         TXU Corp.............................     495,000       41,129,550       2.71
         Xcel Energy..........................   2,290,000       44,700,800       4.41
                                                             --------------
                                                                983,084,869
                                                             --------------

                See accompanying notes to financial statements.
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                                       7

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    ELECTRIC -- DISTRIBUTION           12.95%
         Consolidated Edison..................   1,024,200   $   47,973,528       4.87%
         Energy East Corp.....................     224,700        6,511,806       3.80
         National Grid Transco PLC (ADR)......     701,300       34,202,401       4.37
         NSTAR................................     515,239       15,884,818       3.76
         Pepco Holdings.......................   1,409,200       33,736,248       4.18
                                                             --------------
                                                                138,308,801
                                                             --------------
    GAS -- DISTRIBUTION                 3.63%
         AGL Resources........................     311,000       12,020,150       3.21
         Atmos Energy Corp....................     210,500        6,062,400       4.31
         Sempra Energy........................     213,000        8,799,030       2.81
         Vectren Corp.........................     413,867       11,890,399       4.11
                                                             --------------
                                                                 38,771,979
                                                             --------------
    GAS -- INTEGRATED                   7.74%
         Equitable Resources..................     777,300       52,856,400       2.47
         KeySpan Corp.........................     732,400       29,808,680       4.47
                                                             --------------
                                                                 82,665,080
                                                             --------------
         TOTAL UTILITIES......................                1,242,830,729
                                                             --------------
  UTILITY -- FOREIGN                    1.27%
    ELECTRIC -- INTEGRATED
         RWE AG(c)............................     150,000        9,632,336       2.82
         Scottish and Southern Energy(c)......     217,900        3,943,218       2.98
                                                             --------------
                                                                 13,575,554
                                                             --------------
  TELECOMMUNICATION SERVICES            1.18%
         FairPoint Communications.............     780,000       12,597,000       9.29
                                                             --------------
  TRANSPORT -- MARINE                   0.09%
         Teekay LNG Partners LP...............      35,400          998,280       5.85
                                                             --------------
              TOTAL COMMON STOCK
                (Identified cost --
                  $1,030,208,388).............                1,270,001,563
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
PREFERRED SECURITIES -- $25 PAR VALUE  17.01%
  BANK                                  0.51%
         Chevy Chase Bank, 8.00%, Series C....      87,100   $    2,430,090       7.17%
         First Republic Bank, 6.70% Series C..     118,700        3,044,655       6.55
                                                             --------------
                                                                  5,474,745
                                                             --------------
  BANK -- FOREIGN                       0.11%
         Northern Rock, 8.00% Series..........      45,000        1,128,600       7.97
                                                             --------------
  INSURANCE                             0.10%
         RenaissanceRE Holdings Ltd., 6.08%,
            Series C..........................      46,100        1,108,705       6.32
                                                             --------------
  MEDIA                                 0.34%
         Liberty Media Corp., 8.75% (CBTCS)...      22,100          582,335       8.31
         Liberty Media Corp., 8.75% (PPLUS)...      20,700          546,480       8.30
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................      99,600        2,510,916       8.45
                                                             --------------
                                                                  3,639,731
                                                             --------------
  REAL ESTATE                          15.00%
    DIVERSIFIED                         2.35%
         Bedford Property Investors, 7.625%,
            Series B..........................     205,350        5,186,114       7.56
         Colonial Properties Trust, 7.62%,
            Series E..........................      49,500        1,212,750       7.80
         Digital Realty Trust, 8.50%,
            Series A..........................      56,000        1,451,240       8.22
         Forest City Enterprises, 7.375%,
            Class A...........................      80,800        2,064,440       7.20
         iStar Financial, 7.875%, Series E....     270,700        6,980,000       7.64
         iStar Financial, 7.80%, Series F.....     132,000        3,379,200       7.62
         iStar Financial, 7.50%, Series I.....     113,940        2,862,173       7.48
         Lexington Corporate Properties Trust,
            8.05%, Series B...................      75,000        1,976,250       7.63
                                                             --------------
                                                                 25,112,167
                                                             --------------
    HEALTH CARE                         2.00%
         Health Care REIT, 7.875%, Series D...      72,550        1,863,084       7.67
         Health Care REIT, 7.625%, Series F...     218,800        5,529,076       7.56
         LTC Properties, 8.00%, Series F......     547,713       14,007,760       7.82
                                                             --------------
                                                                 21,399,920
                                                             --------------

                See accompanying notes to financial statements.
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                                       9

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                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    HOTEL                               1.28%
         Ashford Hospitality Trust, 8.55%,
            Series A..........................     156,500   $    4,088,563       8.19%
         Equity Inns, 8.75%, Series B.........      75,900        1,984,785       8.37
         Host Marriott Corp., 8.875%,
            Series E..........................     100,000        2,750,000       8.07
         Innkeepers USA, 8.00%, Series C......     189,400        4,842,958       7.82
                                                             --------------
                                                                 13,666,306
                                                             --------------
    OFFICE                              4.36%
         Alexandria Real Estate Equities,
            8.375%, Series C..................     514,000       13,564,460       7.92
         Brandywine Realty Trust, 7.50%,
            Series C..........................      75,819        1,899,266       7.50
         Corporate Office Properties Trust,
            8.00%, Series G...................      38,486          994,863       7.74
         CRT Properties, 8.50%, Sereis A......      35,335          873,128       8.62
         Highwoods Properties, 8.00%,
            Series B..........................      26,435          664,840       7.95
         Highwoods Properties, 8.00%,
            Series D..........................      33,058          831,409       7.95
         Maguire Properties, 7.625%,
            Series A..........................     495,626       12,529,425       7.56
         SL Green Realty Corp., 7.625%,
            Series C..........................     247,000        6,323,200       7.46
         SL Green Realty Corp., 7.875%,
            Series D..........................     347,333        8,909,091       7.68
                                                             --------------
                                                                 46,589,682
                                                             --------------
    OFFICE/INDUSTRIAL                   0.92%
         PS Business Parks, 7.00%, Series H...      75,700        1,862,220       7.11
         PS Business Parks, 6.875%, Series I..      54,950        1,346,275       7.02
         PS Business Parks, 7.95%, Series K...     252,000        6,577,200       7.62
                                                             --------------
                                                                  9,785,695
                                                             --------------
    RESIDENTIAL -- APARTMENT            0.68%
         Apartment Investment & Management
            Co., 7.75%, Series U..............      30,000          753,000       7.85
         Apartment Investment & Management
            Co., 8.00%, Series V..............      87,000        2,209,800       7.87
         Apartment Investment & Management
            Co., 7.875%, Series Y.............      93,000        2,334,300       7.73
         Hovnanian Enterprises, 7.625%
            Series............................      80,000        2,000,000       7.64
                                                             --------------
                                                                  7,297,100
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    SHOPPING CENTER                     2.30%
       COMMUNITY CENTER                 1.70%
         Cedar Shopping Centers, 8.875%,
            Series A..........................     300,000   $    8,010,000       8.31%
         Developers Diversified Realty Corp.,
            7.375%, Series H..................      25,000          633,500       7.26
         Developers Diversified Realty Corp.,
            7.50%, Series I...................     302,000        7,731,200       7.34
         Saul Centers, 8.00%, Series A........      67,500        1,767,825       7.64
                                                             --------------
                                                                 18,142,525
                                                             --------------
       REGIONAL MALL                    0.60%
         CBL & Associates Properties, 7.75%,
            Series C..........................     126,931        3,484,256       7.07
         Mills Corp., 9.00%, Series C.........      43,300        1,167,585       8.34
         Mills Corp., 8.75%, Series E.........      40,700        1,102,970       8.08
         Taubman Centers, 8.00%, Series G.....      25,000          641,250       7.80
                                                             --------------
                                                                  6,396,061
                                                             --------------
         TOTAL SHOPPING CENTER................                   24,538,586
                                                             --------------
    SPECIALTY                           1.11%
         Capital Automotive REIT, 6.75%.......     125,000        3,155,000       6.70
         Capital Automotive REIT, 7.50%,
            Series A..........................      95,102        2,415,590       7.40
         Capital Automotive REIT, 8.00%,
            Series B..........................     240,400        6,310,500       7.62
                                                             --------------
                                                                 11,881,090
                                                             --------------
         TOTAL REAL ESTATE....................                  160,270,546
                                                             --------------
  UTILITIES                             0.95%
    ELECTRIC -- INTEGRATED              0.40%
         Sierra Pacific Power, 7.80%,
            Series 1..........................     169,038        4,259,757       7.74
                                                             --------------
    GAS -- DISTRIBUTION                 0.55%
         Southern Union Co., 7.55%,
            Series C..........................     222,500        5,918,500       7.11
                                                             --------------
         TOTAL UTILITIES......................                   10,178,257
                                                             --------------
              TOTAL PREFERRED SECURITIES --$25
                PAR VALUE (Identified
                cost -- $174,512,809).........                  181,800,584
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
PREFERRED SECURITIES -- CAPITAL TRUST   6.61%
  DIVERSIFIED FINANCIAL SERVICES        1.47%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)............  14,850,000   $   15,728,244       7.55%
                                                             --------------
  ELECTRIC -- INTEGRATED                1.28%
         DPL Capital Trust II, 8.125%, due
            9/1/31............................   3,000,000        3,551,754       6.87
         Duquesne Light Co., 6.50% Series H...     194,900       10,154,290       6.24
                                                             --------------
                                                                 13,706,044
                                                             --------------
  FOOD                                  1.02%
         Dairy Farmers of America, 7.875%,
            144A(c,d).........................      70,000        6,908,825       7.98
         Gruma S.A., 7.75%, due 12/29/49,
            144A(c,d).........................   4,000,000        3,909,100       7.93
                                                             --------------
                                                                 10,817,925
                                                             --------------
  INSURANCE -- MULTI-LINE               1.58%
         AFC Capital Trust I, 8.207%, due
            2/3/27, Series B..................   8,000,000        9,107,056       7.21
         Liberty Mutual Insurance, 7.697%, due
            10/15/97..........................   7,000,000        7,755,426       6.95
                                                             --------------
                                                                 16,862,482
                                                             --------------
  MEDICAL -- HOSPITALS                  0.69%
         Columbia/HCA, 7.50%, due 11/15/95....   7,545,000        7,367,806       7.68
                                                             --------------
  OIL -- EXPLORATION AND PRODUCTION     0.38%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49................   4,000,000        4,048,084       7.66
                                                             --------------
  RETAIL                                0.19%
         JC Penney Co., 7.625%, due 3/1/97....   2,000,000        2,000,000       7.63
                                                             --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --
                $72,994,933)..................                   70,530,585
                                                             --------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
CORPORATE BOND                             3.11%
  MEDIA                                    1.47%
         Cablevision Systems Corp., 8.00%, due
            4/15/12.............................   $ 4,500,000        4,432,500
         CSC Holdings, 7.875%, due 2/15/18......     1,500,000        1,485,000
         Liberty Media Corp., 8.25%, due
            2/1/30..............................     4,000,000        3,989,580
         Rogers Cable, 8.75%, due 5/01/32.......     5,100,000        5,814,000
                                                                 --------------
                                                                     15,721,080
                                                                 --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                    PRINCIPAL        VALUE
                                                     AMOUNT         (NOTE 1)
                                                   -----------   --------------
CELLULAR TELECOMMUNICATIONS                0.14%
         Rogers Wireless Communications, 7.50%,
            due 3/15/15, 144A(d)................   $ 1,400,000   $    1,529,500
                                                                 --------------
  MEDICAL -- HOSPITALS                     0.41%
         Columbia/HCA, 8.36%, due 4/15/24.......     3,000,000        3,370,035
         Columbia/HCA, 7.75%, due 7/15/36.......     1,000,000        1,070,375
                                                                 --------------
                                                                      4,440,410
                                                                 --------------
  SPECIAL PURPOSE ENTITY                   0.25%
         Valor Telecom Enterprise, 7.75%, due
            02/15/15(c).........................     2,750,000        2,634,156
                                                                 --------------
  TELEPHONE -- INTEGRATED                  0.84%
         Citizens Communications Co., 9.00%, due
            8/15/31.............................     8,700,000        8,961,000
                                                                 --------------
              TOTAL CORPORATE BOND
                (Identified cost -- $28,740,714)                     33,286,146
                                                                 --------------
COMMERCIAL PAPER                           0.22%
         New Center Asset Trust, 2.20%, due
            07/01/05
            (Identified cost -- $2,300,000).....     2,300,000        2,300,000
                                                   -----------   --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,308,756,844)............    145.83%                  1,557,918,878
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................      0.22%                      2,410,520
LIQUIDATION VALUE OF PREFERRED
  SHARES.............................    (46.05)%                  (492,000,000)
                                         ------                  --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $24.66 per
  share based on 43,320,750 shares of
  capital stock outstanding).........    100.00%                 $1,068,329,398
                                         ------                  --------------
                                         ------                  --------------

-------------------
Note: Percentages indicated are based on the net assets applicable to common shares of the fund.
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value on June 30, 2005. The current dividend rate does not reflect any potential reclassifications to capital gain or return of capital.
(b) 120,000 shares segregated as collateral for interest rate swap transactions.
(c) Fair valued security. Aggregate holdings equal 2.53% of net assets applicable to common shares.
(d) Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.16% of net assets applicable to common shares.

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------
                ADR            American Depositary Receipt.
                COPrS          Canadian Origin Preferred Securities.
                CBTCS          Corporate Backed Trust Certificates.
                PPLUS          Preferred Plus Trust.
--------------------------------------------------------------------------------



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
      cost -- $1,308,756,844) (Note 1)......................  $1,557,918,878
    Dividends and interest receivable.......................       7,649,025
    Unrealized appreciation on interest rate swap
      transactions (Notes 1 and 6)..........................         171,643
    Other assets............................................          34,272
                                                              --------------
        Total Assets........................................   1,565,773,818
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............       1,997,346
    Unrealized depreciation on interest rate swap
      transactions (Notes 1 and 6)..........................       1,035,118
    Payable to investment manager...........................         817,989
    Payable for dividends declared on common shares.........         627,897
    Payable for dividends declared on preferred shares......         614,789
    Payable to administrator................................          66,262
    Payable for directors fees..............................           6,738
    Other liabilities.......................................         278,281
                                                              --------------
        Total Liabilities...................................       5,444,420
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Auction market preferred shares, Series M7, ($25,000
      liquidation value, $0.001
      par value, 3,400 shares issued and outstanding) (Notes
      1 and 5)..............................................      85,000,000
    Auction market preferred shares, Series T7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series T28, ($25,000
      liquidation value, $0.001 par value, 2,680 shares
      issued and outstanding) (Notes 1 and 5)...............      67,000,000
    Auction market preferred shares, Series W7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series TH28, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
    Auction market preferred shares, Series F7, ($25,000
      liquidation value, $0.001 par value, 3,400 shares
      issued and outstanding) (Notes 1 and 5)...............      85,000,000
                                                              --------------
                                                                 492,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $1,068,329,398
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 43,320,750 shares issued
      and outstanding)......................................  $  819,922,546
    Dividends in excess of net investment income............      (1,056,415)
    Accumulated undistributed net realized gain.............       1,165,464
    Net unrealized appreciation.............................     248,297,803
                                                              --------------
                                                              $1,068,329,398
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
    ($1,068,329,398 [div] 43,320,750 shares outstanding)....  $        24.66
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        21.43
                                                              --------------
                                                              --------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE...          (13.10)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $333,623 of foreign withholding
       tax).................................................  $ 33,486,388
    Interest income.........................................     3,225,206
                                                              ------------
         Total Income.......................................    36,711,594
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     6,237,506
    Preferred remarketing fee...............................       609,641
    Administration fees (Note 2)............................       490,653
    Reports to shareholders.................................       162,412
    Professional fees.......................................       104,128
    Custodian fees and expenses.............................        63,285
    Directors' fees and expenses (Note 2)...................        26,228
    Transfer agent fees and expenses........................         5,430
    Miscellaneous...........................................        74,042
                                                              ------------
         Total Expenses.....................................     7,773,325
    Reduction of Expenses (Note 2)..........................    (1,467,648)
                                                              ------------
         Net Expenses.......................................     6,305,677
                                                              ------------
Net Investment Income.......................................    30,405,917
                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments
  (Note 1):
    Net realized gain on investments........................     2,721,408
    Net realized loss on foreign currency tranactions.......       (14,703)
    Net realized loss on interest rate swap transactions....    (1,270,803)
    Net change in unrealized appreciation on investments....    96,856,190
    Net change in unrealized depreciation on foreign
       currency translations................................          (756)
    Net change in unrealized appreciation on interest rate
       swap transactions....................................     1,056,451
                                                              ------------
         Net realized and unrealized gain on investments....    99,347,787
                                                              ------------
    Net Increase Resulting from Operations..................   129,753,704
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from Net Investment Income................................    (7,104,251)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $122,649,453
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                            FOR THE PERIOD
                                                            FOR THE        MARCH 30, 2004(a)
                                                        SIX MONTHS ENDED        THROUGH
                                                         JUNE 30, 2005     DECEMBER 31, 2004
                                                        ----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income.........................   $   30,405,917      $ 36,176,133
        Net realized gain (loss)......................        1,435,902        (2,109,825)
        Net change in unrealized appreciation.........       97,911,885       150,385,918
                                                         --------------      ------------
             Net increase resulting from operations...      129,753,704       184,452,226
                                                         --------------      ------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income.........................       (7,104,251)       (5,135,684)
        Net realized gain on investments..............               --          (105,254)
                                                         --------------      ------------
             Total dividends and distributions to
               preferred shareholders.................       (7,104,251)       (5,240,938)
                                                         --------------      ------------
        Net increase in net assets from operations
           applicable to common shares................      122,649,453       179,211,288
                                                         --------------      ------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income.........................      (24,043,016)      (28,756,928)
        Net realized gain on investments..............               --          (653,945)
        Tax return of capital.........................               --           (47,237)
                                                         --------------      ------------
             Total dividends and distributions to
               common shareholders....................      (24,043,016)      (29,458,110)
                                                         --------------      ------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
           transactions...............................               --       825,593,430
        Increase in net assets from preferred share
           offering cost adjustment...................          310,222                --
        Decrease in net assets from underwriting
           commissions and offering expenses from
           issuance of preferred shares...............               --        (6,034,144)
                                                         --------------      ------------
             Net increase in net assets from capital
               stock transactions.....................          310,222       819,559,286
                                                         --------------      ------------
             Total increase in net assets applicable
               to common shares.......................       98,916,659       969,312,464
                                                         --------------      ------------
Net Assets Applicable to Common Shares:
    Beginning of period...............................      969,412,739           100,275
                                                         --------------      ------------
    End of period(b)..................................   $1,068,329,398      $969,412,739
                                                         --------------      ------------
                                                         --------------      ------------

-------------------
(a) Commencement of operations.
(b) Includes dividends in excess of net investment income of $1,056,415 and $315,065, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                 FOR THE PERIOD
                                                                 FOR THE        MARCH 30, 2004(a)
                                                             SIX MONTHS ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                              JUNE 30, 2005     DECEMBER 31, 2004
--------------------------------                              -------------     -----------------
Net asset value per common share, beginning of period......    $     22.38         $     19.10
                                                               -----------         -----------
Income from investment operations:
    Net investment income(b)...............................           0.70                0.85
    Net realized and unrealized gain on investments........           2.29                3.36
                                                               -----------         -----------
        Total income from investment operations............           2.99                4.21
                                                               -----------         -----------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income..................................          (0.16)              (0.12)
    Net realized gain on investments.......................             --               (0.00)(c)
                                                               -----------         -----------
        Total dividends and distributions to preferred
          shareholders.....................................          (0.16)              (0.12)
                                                               -----------         -----------
        Total from investment operations applicable to
          common shares....................................           2.83                4.09
                                                               -----------         -----------

Less: Offering costs charged to paid-in capital -- common
  shares...................................................             --               (0.04)
    Preferred share offering cost adjustment...............           0.01                  --
    Offering costs charged to paid-in capital -- preferred
      shares...............................................             --               (0.14)
    Anti-dilutive effect of common share offering..........             --                0.05
                                                               -----------         -----------
        Total offering and organization costs..............           0.01               (0.13)
                                                               -----------         -----------
Less dividends and distributions to common shareholders
  from:
    Net investment income..................................          (0.56)              (0.67)
    Net realized gain on investments.......................             --               (0.01)
    Tax return on capital..................................             --               (0.00)(c)
                                                               -----------         -----------
        Total dividends and distributions to common
          shareholders.....................................          (0.56)              (0.68)
                                                               -----------         -----------
Net increase in net asset value............................           2.28                3.28
                                                               -----------         -----------
Net asset value, per common share, end of period...........    $     24.66         $     22.38
                                                               -----------         -----------
                                                               -----------         -----------
Market value, per common share, end of period..............    $     21.43         $     19.82
                                                               -----------         -----------
                                                               -----------         -----------
===================================================================================================
Net asset value total return(d)............................          13.25%(e)           21.57%(e)
                                                               -----------         -----------
                                                               -----------         -----------
Market value return(d).....................................          11.12%(e)            2.82%(e)
                                                               -----------         -----------
                                                               -----------         -----------
===================================================================================================

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                 FOR THE PERIOD
                                                                 FOR THE        MARCH 30, 2004(a)
                                                             SIX MONTHS ENDED        THROUGH
RATIOS/SUPPLEMENTAL DATA:                                     JUNE 30, 2005     DECEMBER 31, 2004
-------------------------                                    ----------------   -----------------
Net assets applicable to common shares, end of period (in
  millions)................................................      $1,068.3           $  969.4
                                                                 --------           --------
                                                                 --------           --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)(g)..............          1.59%(f)           1.51%(f)
                                                                 --------           --------
                                                                 --------           --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)(g)..............          1.29%(f)           1.22%(f)
                                                                 --------           --------
                                                                 --------           --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense
  reduction)(g)............................................          5.91%(f)           5.33%(f)
                                                                 --------           --------
                                                                 --------           --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense
  reduction)(g)............................................          6.21%(f)           5.62%(f)
                                                                 --------           --------
                                                                 --------           --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(g,h)..................................          1.06%(f)           1.06%(f)
                                                                 --------           --------
                                                                 --------           --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(g,h)..................................          0.86%(f)           0.86%(f)
                                                                 --------           --------
                                                                 --------           --------
Portfolio turnover rate....................................         14.56%(e)          14.03%(e)
                                                                 --------           --------
                                                                 --------           --------
PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's)................      $492,000           $492,000
                                                                 --------           --------
                                                                 --------           --------
Total shares outstanding (in 000's)........................            20                 20
                                                                 --------           --------
                                                                 --------           --------
Asset coverage per share...................................      $ 79,285           $ 74,259
                                                                 --------           --------
                                                                 --------           --------
Liquidation preference per share...........................      $ 25,000           $ 25,000
                                                                 --------           --------
                                                                 --------           --------
Average market value per share(i)..........................      $ 25,000           $ 25,000
                                                                 --------           --------
                                                                 --------           --------

-------------------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) Less than $0.005 per share.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e) Not annualized.
(f) Annualized.
(g) Ratios do not reflect dividend payments to preferred shareholders.
(h) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(i) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is a high level of after-tax total return. The fund had no operations until March 3, 2004 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's board of directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended
June 30, 2005, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T7, Series W7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

    For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight.

    Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee,

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2005, the fund incurred $392,708 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2005 totaled $222,993,509 and $215,271,108, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

     Aggregate cost...................................  $1,308,756,846
                                                        --------------
                                                        --------------
     Gross unrealized appreciation....................  $  253,686,251
     Gross unrealized depreciation....................  $   (4,524,973)
                                                        --------------
     Net unrealized appreciation on investments.......  $  249,161,278
     Net unrealized depreciation on interest rate swap
       transactions...................................  $     (863,475)
                                                        --------------
     Net unrealized appreciation......................  $  248,297,803
                                                        --------------
                                                        --------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2005 the fund issued no shares of common stock for the reinvestment of dividends.

    The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

    During the six months ended June 30, 2005, a $310,222 adjustment was credited to common stock for preferred offering costs.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    On March 26, 2004, the fund completed the initial public offering of 41,250,000 shares of common stock. Proceeds paid to the fund amounted to $786,225,000 after deduction of underwriting commissions and offering expenses of $38,775,000.

    On May 7, 2004, the fund completed a subsequent offering of 2,065,500 shares of common stock. Proceeds paid to the fund amounted to $39,368,430 after deduction of underwriting commissions and offering expenses of $1,941,570.

    On May 20, 2004, the fund issued 3,400 auction market preferred shares, Series M7 (par value $0.001), 3,400 auction market preferred shares, Series T7 (par value $0.001), 3,400 auction market preferred shares, Series W7 (par value $0.001), 3,400 auction market preferred shares, Series F7 (par value $0.001), and 3,400 auction market preferred shares, Series TH28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $420,017,152 after deduction of underwriting commissions and offering expenses of $4,982,848. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On November 15, 2004, the fund issued 2,680 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $65,948,704 after deduction of underwriting commissions and offering expenses of $1,051,296. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    Interest rate swaps at June 30, 2005:

                                                                    FLOATING RATE(a)                       UNREALIZED
                                            NOTIONAL                  (RATE RESET                         APPRECIATION/
           COUNTERPARTY                      AMOUNT     FIXED RATE      MONTHLY)      TERMINATION DATE   (DEPRECIATION)
-----------------------------------        -----------  ----------      --------      ----------------   --------------
Merrill Lynch Derivative Products AG.....  $40,000,000   3.8225%         3.111%         June 2, 2008       $ 128,212
Merrill Lynch Derivative Products AG.....  $35,000,000   4.0850%         3.314%         May 27, 2009        (106,843)
Merrill Lynch Derivative Products AG.....  $40,000,000   3.9950%         3.160%         July 7, 2009          (1,326)
Royal Bank of Canada.....................  $35,000,000   3.8900%         3.260%         May 19, 2008          43,431
Royal Bank of Canada.....................  $30,000,000   4.0775%         3.111%         June 1, 2009        (116,582)
UBS AG...................................  $32,500,000   3.9775%         3.240%        June 17, 2008         (41,723)
UBS AG...................................  $25,000,000   4.5500%         3.150%        April 4, 2010        (596,290)
UBS AG...................................  $32,000,000   4.1530%         3.314%         May 26, 2010        (172,354)
                                                                                                           ---------
                                                                                                           $(863,475)
                                                                                                           ---------
                                                                                                           ---------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2005.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2005) (UNAUDITED)

               BASED ON NET ASSET VALUE      BASED ON MARKET VALUE
              --------------------------   --------------------------
                         SINCE INCEPTION              SINCE INCEPTION
              ONE YEAR     (03/30/04)      ONE YEAR     (03/30/04)
              --------   ---------------   --------   ---------------
               38.43%        29.08%         37.73%        11.23%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                                 PROXY RESULTS

    During the six months ended June 30, 2005, Cohen & Steers Select Utility Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2005. The description of each proposal and number of shares voted are as follows:


Common Shares
---------------------------------------------------------------------------------------
                                                             SHARES VOTED   AUTHORITY
                                                                 FOR        WITHHELD
---------------------------------------------------------------------------------------
To elect Directors
Bonnie Cohen...............................................   41,160,603     549,540
George Grossman............................................   41,181,967     528,176
Richard E. Kroon...........................................   41,183,869     526,274
Richard J. Norman..........................................   41,176,268     533,875
Frank K. Ross..............................................   41,177,141     533,002
Robert H. Steers...........................................   41,173,153     536,990
C. Edward Ward, Jr.........................................   41,182,486     527,657

Preferred Shares
---------------------------------------------------------------------------------------
                                                             SHARES VOTED   AUTHORITY
                                                                 FOR        WITHHELD
---------------------------------------------------------------------------------------
To elect Directors
Bonnie Cohen...............................................     15,326        2,084
Martin Cohen...............................................     15,326        2,084
George Grossman............................................     15,326        2,084
Richard E. Kroon...........................................     15,326        2,084
Richard J. Norman..........................................     15,326        2,084
Frank K. Ross..............................................     15,326        2,084
Robert H. Steers...........................................     15,326        2,084
Willard H. Smith Jr........................................     15,326        2,084
C. Edward Ward, Jr.........................................     15,326        2,084

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                FOR TOTAL RETURN:                                    FOR TOTAL RETURN:
                 COHEN & STEERS                                       COHEN & STEERS
                  REALTY SHARES                                 INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                           FOR CAPITAL APPRECIATION:
                 COHEN & STEERS                                       COHEN & STEERS
               REALTY INCOME FUND                                   REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                FOR TOTAL RETURN:                                    FOR TOTAL RETURN:
                 COHEN & STEERS                                       COHEN & STEERS
            INTERNATIONAL REALTY FUND                                  UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                          INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS                               KEY INFORMATION

Robert H. Steers                                     INVESTMENT MANAGER
Director and co-chairman                             Cohen & Steers Capital Management, Inc.
                                                     757 Third Avenue
Martin Cohen                                         New York, NY 10017
Director and co-chairman                             (212) 832-3232

Bonnie Cohen                                         FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                             State Street Bank and Trust Company
                                                     225 Franklin Street
George Grossman                                      Boston, MA 02110
Director
                                                     TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                                     Computershare
Director                                             250 Royall Street
                                                     Canton, MA 02021
Richard J. Norman                                    (800) 426-5523
Director
                                                     TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                                        The Bank of New York
Director                                             100 Church Street
                                                     New York, NY 10007
Willard H. Smith Jr.
Director                                             LEGAL COUNSEL
                                                     Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                                  425 Lexington Avenue
Director                                             New York, NY 10017

Adam M. Derechin                                     New York Stock Exchange Symbol: UTF
President and chief executive officer
                                                     Web site: cohenandsteers.com
Joseph M. Harvey
Vice president                                       This report is for shareholder
                                                     information. This is not a prospectus
Robert S. Becker                                     intended for use in the purchase or
Vice president                                       sale of fund shares. Past performance
                                                     is of course no guarantee of future
William F. Scapell                                   results and your investment may be
Vice president                                       worth more or less at the time you sell.

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer

John E. McLean
Chief compliance officer and assistant secretary

--------------------------------------------------------------------------------
                                       29

        COHEN & STEERS
     SELECT UTILITY FUND

----------------------------

       SEMIANNUAL REPORT
         JUNE 30, 2005



COHEN & STEERS
SELECT UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT UTILITY FUND, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                 Name:  Adam M. Derechin
                 Title: President and Chief Executive Officer

         Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                 Name:  Adam M. Derechin
                 Title: President and Chief Executive Officer
                        (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                 Name:  Jay J. Chen
                 Title: Treasurer
                        (principal financial officer)


         Date: August 23, 2005




                            STATEMENT OF DIFFERENCES
                            ------------------------

The division sign shall be expressed as ................................. [div]
The section symbol shall be expressed as................................. 'SS'